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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We consent to the incorporation by reference into this registration statement on Form S-4 of our reports dated March 12, 1997, on our audits of the financial statements and financial statement schedule of Designer Holdings Ltd. We also consent to the reference to our firm under the caption 'Experts'


                                       COOPERS & LYBRAND L.L.P.

New York, New York
November 13, 1997













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